UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2020

NAVSIGHT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39493	85-1276957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12020 Sunrise Valley Drive

Suite 100

Reston, Virginia 20191

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (571) 500-2236

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of Each Exchange on Which Registered

Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	NSH.U	The New York Stock Exchange

Class A Common Stock, par value $0.0001 per share	NSH	The New York Stock Exchange

Warrants, each whole Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	NSH WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 14, 2020, NavSight Holdings, Inc. (the “Company”) consummated its initial public offering (“IPO”) of 23,000,000 units (the “Units”), including the issuance of 3,000,000 Units as a result of the underwriter’s exercise of its over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (a “Class A Common Share”), and one-half of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one Class A Common Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of 6,600,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, Six4 Holdings, LLC, generating gross proceeds to the Company of $6,600,000.

A total of $230,000,000, comprised of net proceeds from the IPO and a portion of the sale of the Private Placement Warrants, were placed in a U.S.-based trust account at Bank of America Corporation, maintained by American Stock Transfer & Trust Company, LLC, acting as trustee.

An audited balance sheet as of September 14, 2020, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement, has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of September 14, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVSIGHT HOLDINGS, INC.

	By:	/s/ Jack Pearlsetin
		Name:	Jack Pearlstein
		Title:	Chief Financial Officer

Dated: September 18, 2020